LION BATTERY TECHNOLOGIES INC.	12 Months Ended
Aug. 31, 2021
Disclosure of detailed information about investment property [abstract]
LION BATTERY TECHNOLOGIES INC. [Text Block]

5.           LION BATTERY TECHNOLOGIES INC.

Lion was incorporated on June 17, 2019 with the objective to research new lithium battery technology utilizing platinum and palladium.  The Company received 400,000 common shares of Lion, valued at a price of $0.01 per share, as the original founder of Lion. On July 12, 2019, the Company and Anglo American Platinum Limited ("Amplats") entered into investment, shareholder and research agreements to facilitate Lion's objectives.  The Company and Amplats agreed to equally invest up to an aggregate of $4.0 million into Lion, of which approximately $1.0 million would be intended for the commercialization of the technology developed as well as general and administrative expenses, subject to certain conditions.  On July 6, 2021 the Company and Amplats agreed to increase the planned funding to Lion by a further $2.726 million, to a total of up to $6.726 million, in order to allow the acceleration of certain research and commercialization activities.  All agreed funding into Lion by the Company and Amplats is to be exchanged for preferred shares of Lion at a price of $0.50 per share over an approximate three to five year period.

On July 12, 2019, the Company and Amplats each invested $550 as a first tranche of funding into Lion in exchange for 1,100,000 Lion preferred shares each at a price of $0.50 per share.  In June 2020, the Company and Amplats each invested $350 as a second tranche of funding in exchange for 700,000 preferred shares each at a price of $0.50 per share.  In February 2021, the Company and Amplats each invested $350 as a third tranche of funding in exchange for 700,000 preferred shares each at a price of $0.50 per share.  At August 31, 2021, the Company owned approximately a 54% interest in Lion.

On July 12, 2019, Lion entered into a Sponsored Research Agreement ("SRA") with Florida International University ("FIU") to fund a $3.0 million research program over approximately three years.  On July 6, 2021 Lion agreed to increase the planned amount of research funding to FIU by a further amount of $1.0 million, for a total of up to $4.0 million.  The first tranche to FIU under the SRA, totaling $1.0 million plus a one-time fee of $50, was funded by Lion in mid July 2019.  Research work commenced at FIU during September 2019.  During calendar 2020 FIU completed the first research milestone  pursuant to the SRA, which triggered a second tranche of funding to FIU in the amount of $667.  Based on research advancement a third tranche in the amount of $667 was paid by Lion to FIU in February 2021.  Lion has provided aggregate research funding in the amount of $2.38 million to FIU as of August 31, 2021.  At August 31, 2021 the Company had $144 in unused losses from Lion available.

On August 4, 2020, the U.S. Patent and Trademark Office issued Patent No. 10,734,636 B2 entitled "Battery Cathodes for Improved Stability" to FIU. The patent includes the use of platinum group metals and carbon nanotubes and other innovations in a lithium battery.  A second patent related to this was issued in December 2020 and a third was issued in June 2021.  Further patents are currently applied for.  Under the SRA, Lion has exclusive rights to all intellectual property being developed by FIU including patents granted.  Lion is also reviewing several additional and complementary opportunities focused on developing next-generation battery technology using platinum and palladium.

The Company accounts for Lion using equity accounting as Lion is jointly controlled with Amplats.  Lion pays a fee of $3 per month to the Company for general and administrative services.